UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

                            CASE NO. 99-33737-BKC-SHF

                                                   CHAPTER 11



IN RE:

         PSI INDUSTRIES, INC.

                  Debtor


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
              FOR THE PERIOD FROM JULY 29, 1999 TO AUGUST 31, 1999
              ----------------------------------------------------

         COMES NOW the above-named Debtor and files its periodic report in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

         I HEREBY CERTIFY that a true and correct copy of the foregoing and attached report was furnished by mail this 22nd day of September, 1999, to the Assistant U.S. Trustee's Office, 51 SW First Avenue, Miami, FL 33130.

                                         KLUGER, PERETZ, KAPLAN & BERLIN, P.A.
                                         Attorneys for Debtor
                                         Miami Center, Seventeenth Floor
                                         201 So. Biscayne Blvd.
                                         Miami, Florida 33131
                                         Telephone: (305) 379-9000
                                         Facsimile: (305) 379-3428
Debtor's Address:
and Phone Number:
                                         By: /s/ Michael D. Seese
                                         ------------------------
                                                 MICHAEL D. SEESE
PSI INDUSTRIES, INC.                             Fla. Bar No. 997323
1160 B South Rogers Circle
Boca Raton, FL 33487
561/997-1133


                   MONTHLY FINANCIAL REPORT FOR BUSINESS

     FOR THE PERIOD BEGINNING JULY 29, 1999 AND ENDING AUGUST 31, 1999

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF
Date of Petition : JULY 29, 1999


                                                                            CURRENT MONTH *           CUMULATIVE PETITION TO DATE
                                                                        -------------------------     ---------------------------
1. CASH AT BEGINNING OF PERIOD                                                                 0                              0
2. RECEIPTS:
     A. Cash Sales
        Less : Cash Refunds
        Net Cash Sales
     B. Collection on Post petition A/R                                                15,130.69                      15,130.69
     C. Collection on Prepetition A/R                                                 732,318.31                     732,318.31
     D. Other Receipts (See Attached List)                                            249,550.61                     249,550.61
                                                                        -------------------------       ------------------------
3. TOTAL RECEIPTS                                                                     996,999.61                     996,999.61
                                                                        -------------------------       ------------------------
4. TOTAL CASH AVAILABLE FOR OPERATIONS (Line1 +Line 3)                                996,999.61                     996,999.61

5. DISBURSEMENTS
     A. U.S.Trustee Quarterly Fees
     B. Net Payroll                                                                    53,002.08                      53,002.08
     C. Payroll Taxes Paid                                                             17,145.10                      17,145.10
     D. Sales and Use Taxes
     E. Other Taxes
     F. Rent
     G. Other Leases (Attachment 3)
     H. Telephone
     I. Utilities                                                                       3,607.64                       3,607.64
     J. Travel & Entertainment                                                          4,215.71                       4,215.71
     k. Vehicle Expenses
     L. Office Supplies                                                                   511.54                         511.54
     M. Advertising
     N. Insurance (Attachment 7)                                                       38,574.21                      38,574.21
     O. Purchases of Fixed Assets
     P. Purchases of Inventory
     Q. Manufacturing Supplies
     R. Repairs and Maintence                                                             150.00                         150.00
     S. Payments to Secured Creditors                                                 804,126.00                     804,126.00
     T. Other Operating Expenses                                                       70,798.37                      70,798.37
                                                                        -------------------------       ------------------------
6. TOTAL CASH DISBURSEMENTS                                                           992,130.65                     992,130.65
                                                                        -------------------------       ------------------------
7. ENDING CASH BALANCE (Line 4-Line 6)                                                  4,868.96                       4,868.96
                                                                        =========================       ========================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief
This 20th day of September, 1999.   /s/ Barry Shear
                                    ---------------

*Includes 7/29/99  to 7/31/99


                   MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING JULY 29, 1999   AND ENDING AUGUST 31, 1999

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF
 Date of Petition : JULY 29, 1999



                              OTHER RECEIPTS

Advances from LaSalle National Bank                                                                      192,917.46
Insurance claim refund                                                                                     2,390.00
Refund from vendors (telephone,suppliers etc)                                                                534.17
Deposits from customers                                                                                   13,528.98
Cobra payment from former employee                                                                           180.00
Refund from Silverman/korenthal & Co retainer                                                             40,000.00
                                                                                             -----------------------
                                   Total                                                                 249,550.61
                                                                                             =======================



                         OTHER OPERATING EXPENSES

Fees and expenses for designated DIP                                                                      44,000.00
Mortgage                                                                                                   5,673.00
Equipment rental                                                                                           6,194.02
Payroll service                                                                                              214.75
Freight out                                                                                                8,757.22
Postage                                                                                                      879.57
Product development                                                                                          133.81
Product packaging                                                                                          4,721.00
Computer expenses                                                                                            225.00
                                                                                             =======================
                                   Total                                                                  70,798.37
                                                                                             =======================


                                  ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE: 4,043,420.00

ACCOUNTS RECEIVABLE RECONCILIATION:
                   Beginning of Month Balance                                                            4,043,420.00
                   PLUS: Current Month New Billings                                                         15,446.00
                   LESS: Collection During the Month                                                       747,449.00
                      LESS: Adjustments                                                                      3,634.00
                                                                                             -------------------------
                   End of Month Balance                                                                  3,307,783.00
                                                                                             =========================


AGING:

    0-30 DAYS           31-60 DAYS             61-90 DAYS               OVER 90 DAYS                  TOTAL
     (10,297)             519,707                183,464                 2,614,909                 3,307,783
======================================================================================================================



                                  ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


Listed below are all invoices or bills incurred and not paid since the filing of the petition. Amounts owed prior to filing the petition are not included.

             Date Incured               Days Outstanding                 Vendor                  Description               Amount
------------------------------------------------------------------------------------------------------------------------------------
              08/01/1999                        0               First Choice Bldg Maint     Repair & Maintenance             291.50
              08/16/1999                        5                 A.S.A.P Pest Control      Repair & Maintenance              65.00
              08/10/1999                       11                 Advanced Modular Sys        Equipment Rental               159.00
              07/30/1999                       17                   American Freight               Freight                   233.60
              08/11/1999                        5                   Federal Express                Postage                    12.75
              08/18/1999                        0                   Federal Express                Postage                    25.00
              07/30/1999                       25                Global Financial Press     Stationary & Printing             80.56
              08/12/1999                        4               Evaco Financial Printing    Stationary & Printing            300.61
              08/30/1999                        1                      Rob Cohen             Product Development             136.00
                                                                                                                     ---------------

                                                                                                                           1,304.02
                                                                                                                     ===============

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                                        Opening Balance (total from prior report)                                              0.00
                                        PLUS: New Indebtedness Incurred This Month                                       192,661.49
                                        LESS: Amount Paid on Prior Accounts Payable                                     (191,357.47)
                                                                                                                     ---------------
                                        Ending Month Balance                                                               1,304.02
                                                                                                                     ===============





SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                                                                        Total Amount of
                                                                         Number of Post Petition         Post Petition
Secured Creditor/Lessor         Date Payment Due     Payment Amount        Payments Delinquent        Payments Delinquent

LaSalle National Bank                N/A             804,126.00                    N/A                         N/A


                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999

                                INVENTORY REPORT

INJVENTORY BALANCE AT PETITION DATE:                                                                                 1,552,250.00
                                                                                                                ==================

INVENTORY RECONCILITION:

                      Inventory Balance at Beginning of Month                                      1,552,250.00
                             Inventory Purchased During Month
                                       Inventory Used or Sold                                             78.00
                                                                                               -----------------
                         Injventory  On Hand at Ende of Month                                      1,552,172.00
                                                                                               =================

METHOD OF COSTING INVENTORY: The lower of cost determined on the average method or market.


                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                                                     1,314,180.00
                                                                                                                ==================

BRIEF DESCRIPTION: Office/warehouse, office equipment, furnishings,machinery, fixtures, equipment and supplies used in business.


                          FIXED ASSET RECONCILIATION:

Fixed Asset Value at Beginning of Month                                                                              1,314,180.00
                                   LESS: Depreciation Expense                                                           11,032.00
                                          PLUS: New Purchases                                                                   0
                                                                                                              --------------------
Ending Monthly Balance                                                                                               1,303,148.00
                                                                                                              ====================



                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account

                                            Beginning Balance                                                           0.00
                                          Total Deposits Made                                                     192,917.46
                          Total Amount of Checks and Wire Transfers Written                                       191,357.47
                                              Service Charges                                                       1,559.99
                                                                                                         --------------------
                                              Closing Balance                                                          (0.00)
                                                                                                         ====================

Number of First Check Written this Period                                                                              30001
Number of Last Check Written this Period                                                                               30080
Number of Wire Transfers this Period                                                                                       5
                                                                                                         --------------------


Total Number of Checks and Wire Transfers Written this Period                                                             85
                                                                                                         ====================





                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER: 0123000602

PURPOSE OF ACCOUNT: Payroll Account

                       Beginning Balance                                                                                       0
                       Total Deposits Made                                                                             89,801.92
                       Total Amount of Payroll Checks Written                                                          53,002.08
                       Total Amount of Payroll Taxes Paid *                                                            17,145.10
                       Service Charges
                                                                                                             --------------------
                       Closing Balance                                                                                 19,654.74
                                                                                                             ====================

Number of First  Manual Check Written this Period                                                                           1001
Number of Last Manual Check Written this Period                                                                             1046

Number of First  Computer Generated  Check Written this Period                                                             30000
Number of Last Computer Generated Check Written this Period                                                                30061
                                                                                                             --------------------

Total Number of Checks Written this Period                                                                                   108
                                                                                                             ====================



* Payroll taxes are paid directly by Payroll Service Bureau out of checking account


                                  ATTACHMENT 5

                         CHECK REGISTER-PAYROLL ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999

NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER:0123000602

PURPOSE OF ACCOUNT: Payroll Account

        Date                Check Number                   Payee                    Purpose                     Amopunt
     08/05/1999                 1001                   Michael Allen              Pay Check                       472.26
     08/05/1999                 1002                   Lili Giacobbe              Pay Check                       498.20
     08/05/1999                 1003                     Rosy Perez               Pay Check                       480.89
     08/05/1999                 1004                     Ben Cohen                Pay Check                     2,540.16
     08/05/1999                 1005                     Diane Kael               Pay Check                       429.40
     08/05/1999                 1006                     Diane Kael               Pay Check                       429.40
     08/05/1999                 1007                    George Efurt              Pay Check                     1,417.11
     08/06/1999                 1008                     Ben Cohen                Pay Check                     4,367.03
     08/06/1999                 1009                    George Efurt              Pay Check                       993.60
     08/06/1999                 1010                  Allan Zindofsky             Pay Check                       876.39
     08/06/1999                 1011                    Nancy Baker               Pay Check                       756.34
     08/06/1999                 1012                 Mary Ellen Carter            Pay Check                       147.07
     08/06/1999                 1013                     Rob Cohen                Pay Check                       730.59
                                1014                        Void
     08/06/1999                 1015                    Diane Zwack               Pay Check                       591.77
     08/06/1999                 1016                  Lilian Sholkoff             Pay Check                       303.58
     08/06/1999                 1017                   Lili Giacobbe              Pay Check                       498.20
     08/06/1999                 1018                    Brian Faber               Pay Check                       561.04
     08/06/1999                 1019                 Clerk of the Court          Garnishment                       93.60
     08/06/1999                 1020                     Diane Kael               Pay Check                       429.46
     08/06/1999                 1021                    Rose Graham               Pay Check                       511.68
     08/06/1999                 1022                     Rosy Perez               Pay Check                       511.34
     08/06/1999                 1023                   Lorne Robinson             Pay Check                       369.23
     08/06/1999                 1024                   Michael Caruso             Pay Check                       338.30
     08/06/1999                 1025                   Michael Allen              Pay Check                       472.26
     08/06/1999                 1026                   Stephnie Baggs             Pay Check                       310.33
     08/06/1999                 1027                 Saphira Cherenfant           Pay Check                       407.25
     08/06/1999                 1028                    Justin Faber              Pay Check                       413.72
     08/06/1999                 1029                  Paul Coppenrath             Pay Check                       621.54
     08/06/1999                 1030                     Roger Fern               Pay Check                       143.78
     08/06/1999                 1031                    Bryan Suppo               Pay Check                        97.66
     08/06/1999                 1032                   Samuel Glatzer             Pay Check                       128.70
     08/06/1999                 1033                    Michael Wood              Pay Check                        94.20
     08/06/1999                 1034                  Patrick McCarthy            Pay Check                       249.30
                                1035                        Void
     08/06/1999                 1036                    Emily Harris              Pay Check                       611.26
     08/06/1999                 1037                   Martin Epstein             Pay Check                     1,201.40
     08/06/1999                 1038                  Gerald Blechner             Pay Check                     1,065.79
     08/06/1999                 1039                     John Walsh               Pay Check                       258.59
     08/06/1999                 1040                   Camilo Torres              Pay Check                       385.19
     08/12/1999                 1041                    Sam Glatzer               Pay Check                       299.04
     08/13/1999                 1042                   Michael Caruso             Pay Check                       275.94
     08/13/1999                 1043                  Lilian Sholkoff             Pay Check                       305.58
     08/17/1999                 1044                   Sam Napolitan              Pay Check                       401.88
     08/20/1999                 1045                 Mary Ellen Carter            Pay Check                       237.96
     08/20/1999                 1046                 Clerk of the Court          Garnishment                       93.60

                         CHECK REGISTER-PAYROLL ACCOUNT


        Date                Check Number                   Payee                    Purpose                     Amopunt

     08/13/1999                30000                     Ben Cohen                Pay Check                     2,540.16
     08/13/1999                30001                   Martin Epstein             Pay Check                     1,201.40
     08/13/1999                30002                    Nancy Baker               Pay Check                       756.34
     08/13/1999                30003                 Mary Ellen Carter            Pay Check                        78.50
     08/13/1999                30004                     Rob Cohen                Pay Check                       730.59
     08/13/1999                30005                   Lawrence Rein              Pay Check                       121.91
     08/13/1999                30006                    Diane Zwack               Pay Check                       591.77
     08/13/1999                30007                  Lilian Sholkoff             Pay Check                       303.58
     08/13/1999                30008                   Lili Giacobbe              Pay Check                       498.20
     08/13/1999                30009                    Brian Faber               Pay Check                       561.04
     08/13/1999                30010                 Clerk of the Court          Garnishment                       93.60
     08/13/1999                30011                     Diane Kael               Pay Check                       429.46
     08/13/1999                30012                    Emily Cohen               Pay Check                       609.26
     08/13/1999                30013                    Rose Graham               Pay Check                       475.07
     08/13/1999                30014                     Rosy Perez               Pay Check                       480.89
     08/13/1999                30015                   Michael Caruso             Pay Check                       307.13
     08/13/1999                30016                   Michael Allen              Pay Check                       472.26
     08/13/1999                30017                 Saphira Cherenfant           Pay Check                       145.08
     08/13/1999                30018                  Paul Coppenrath             Pay Check                       621.54
     08/13/1999                30019                    Justin Faber              Pay Check                       123.87
     08/13/1999                30020                     Roger Fern               Pay Check                       115.84
     08/13/1999                30021                  Patrick McCarthy            Pay Check                       165.77
     08/13/1999                30022                    Bryan Suppo               Pay Check                       118.44
     08/20/1999                30023                     Ben Cohen                Pay Check                     2,450.16
     08/20/1999                30024                   Martin Epstein             Pay Check                     1,201.40
     08/20/1999                30025                    Nancy Baker               Pay Check                       756.34
     08/20/1999                30026                 Mary Ellen Carter            Pay Check                       162.54
     08/20/1999                30027                     Rob Cohen                Pay Check                       730.59
     08/20/1999                30028                    Diane Zwack               Pay Check                       591.77
     08/20/1999                30029                  Lilian Sholkoff             Pay Check                       303.58
     08/20/1999                30030                   Lili Giacobbe              Pay Check                       300.55
     08/20/1999                30031                    Brian Faber               Pay Check                       561.04
     08/20/1999                30032                 Clerk of the Court          Garnishment                       93.60
     08/20/1999                30033                     Diane Kael               Pay Check                       429.46
     08/20/1999                30034                    Emily Cohen               Pay Check                       609.26
     08/20/1999                30035                    Rose Graham               Pay Check                       475.07
     08/20/1999                30036                     Rosy Perez               Pay Check                       480.89
     08/20/1999                30037                   Michael Caruso             Pay Check                       223.99
     08/20/1999                30038                   Michael Allen              Pay Check                       472.26
     08/20/1999                30039                 Saphira Cherenfant           Pay Check                       139.26
     08/20/1999                30040                  Paul Copperrath             Pay Check                       621.54
     08/20/1999                30041                     Roger Fern               Pay Check                       153.64
     08/20/1999                30042                    Bryan Suppo               Pay Check                       114.29
     08/27/1999                30043                     Ben Cohen                Pay Check                     2,540.16
     08/27/1999                30044                   Martin Epstein             Pay Check                     1,201.40
     08/27/1999                30045                    Nancy Baker               Pay Check                       756.34
     08/27/1999                30046                 Mary Ellen Carter            Pay Check                       174.15
     08/27/1999                30047                     Rob Cohen                Pay Check                       730.59
     08/27/1999                30048                    Diane Zwack               Pay Check                       591.77
     08/27/1999                30049                  Lilian Sholkoff             Pay Check                       303.58
     08/27/1999                30050                    Brian Faber               Pay Check                       561.04
     08/27/1999                30051                 Clerk of the Court          Garnishment                       93.60
     08/27/1999                30052                     Diane Kael               Pay Check                       429.46
     08/27/1999                30053                    Emily Cohen               Pay Check                       609.26
     08/27/1999                30054                    Rose Graham               Pay Check                       161.09
     08/27/1999                30055                     Rosy Perez               Pay Check                       480.89
     08/27/1999                30056                   Michael Caruso             Pay Check                       307.13
     08/27/1999                30057                   Michael Allen              Pay Check                       472.26
     08/27/1999                30058                  Paul Coppenrath             Pay Check                       621.54
     08/27/1999                30059                     Roger Fern               Pay Check                       147.07
     08/27/1999                30060                  Patrick Peterson            Pay Check                       139.34
     08/27/1999                30061                    Bryan Suppo               Pay Check                       114.29
                                                                                                  -----------------------
                                                                       Total                                   53,002.08
                                                                                                  =======================




                                  ATTACHMENT 5

                        CHECK REGISTER-OPERATING ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999

NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account

      Date            Check Number                        Payee                                 Purpose                   Amount
   08/05/1999            30001                  Silverman/Korenthal & Co                Fees & expenses for DIP           11,000.00
                         30002                            Void                                                                 0.00
                         30003                            Void                                                                 0.00
                         30004                            Void                                                                 0.00
                         30005                            Void                                                                 0.00
                         30006                            Void                                                                 0.00
                         30007                            Void                                                                 0.00
   08/12/1999            30008                    Aetna U.S. Healthcare                     Health Insurance               2,910.17
   08/12/1999            30009                 HIP Health Plan of Florida                   Health Insurance               3,131.47
   08/12/1999            30010                   Protective Dental Care                     Dental Insurance                 194.09
   08/12/1999            30011                    Florida Power & Light                        Utilities                   3,010.00
   08/12/1999            30012                 Mellon United National Bank                      Mortgage                   5,673.00
   08/12/1999            30013                Canon Financial Services, Inc                 Equipment Rental               2,503.51
   08/12/1999            30014                 Primepay of Greater Orlando                  Payroll Service                  118.40
   08/12/1999            30015                    DHL Worldwide Express                       Freight Out                  3,054.10
   08/13/1999            30016                       U.S. Postmaster                            Postage                       75.15
   08/13/1999            30017                      Multi Image Group                      Product Packaging                 204.00
   08/13/1999            30018                            AFCO                                 Insurance                   9,916.41
                         30019                            Void                                                                 0.00
   08/13/1999            30020                            AFCO                                 Insurance                   4,884.55
   08/16/1999            30021                Nations Banc Leasing & Equip                  Equipment Rental               2,405.11
   08/17/1999            30022                          Walgreens                         Product Development                 27.15
   08/17/1999            30023                       U.S. Postmaster                            Postage                      181.36
   08/17/1999            30024                  Jefferson-Pilot Insurance                 Disability Insurance               384.75
   08/17/1999            30025                   Crystal Image Graphics                    Product Packaging                 855.00
   08/17/1999            30026                         Nancy Baker                       Travel & Entertainment            2,302.65
   08/17/1999            30027                  Silverman/Korenthal & Co                Fees & expenses for DIP           11,000.00
   08/17/1999            30028                    DHL Worldwide Express                       Freight Out                  1,166.00


                        CHECK REGISTER-OPERATING ACCOUNT

      Date            Check Number                        Payee                                 Purpose                Amount

   08/18/1999            30029                 Primepay of Greater Orlando                  Payroll Service                   48.95
   08/18/1999            30030                   Crystal Image Graphics                    Product Packaging               1,421.00
   08/19/1999            30031                    DHL Worldwide Express                         Freight                    1,166.00
   08/19/1999            30032                   Crystal Image Graphics                    Product Packaging                 409.00
   08/23/1999            30033                       U.S. Postmaster                            Postage                       84.81
   08/23/1999            30034                          Walgreens                         Product Development                 26.14
   08/23/1999            30035                         Nancy Baker                          Office Supplies                   14.31
   08/23/1999            30036                    DHL Worldwide Express                       Freight Out                  1,166.00
                         30037                            Void                                                                 0.00
                         30038                            Void                                                                 0.00
   08/24/1999            30039                      Postage By Phone                            Postage                      300.00
   08/24/1999            30040                   Crystal Image Graphics                    Product Packaging                 355.00
                         30041                            Void                                                                 0.00
                         30042                            Void                                                                 0.00
   08/24/1999            30043                          Ben Cohen                        Travel & Entertainment            1,913.06
   08/25/1999            30044                       Federal Express                            Postage                       13.50
                         30045                            Void                                                                 0.00
                         30046                            Void                                                                 0.00
   08/25/1999            30047                 Primepay of Greater Orlando                  Payroll Service                   47.40
   08/26/1999            30048                       Federal Express                            Postage                       13.50
   08/26/1999            30049                    Aetna U.S. Healthcare                     Health Insurance               2,910.17
                         30050                            Void                                                                 0.00
   08/26/1999            30051                 Browning Ferris Industries                      Utilities                     597.64
   08/26/1999            30052                  Jefferson-Pilot Insurance                 Disability Insurance               351.92
   08/26/1999            30053                    A.S.A.P. Pest Control                  Repairs & Maintenance               150.00
   08/26/1999            30054                    Western Atlanta Forms                  Stationary & Printing               497.23
   08/26/1999            30055                   Pinnacle Solutions, Ltd                    Computer Expense                 225.00
   08/26/1999            30056                  Silverman/Korenthal & Co                Fees & expenses for DIP           11,000.00
   08/26/1999            30057                       Federal Express                            Postage                       55.50
   08/26/1999            30058                            AFCO                                 Insurance                   9,444.20
   08/26/1999            30059                   Danka Business Systems                     Equipment Rental                 644.48
   08/26/1999            30060                 Mellon First United Leasing                  Equipment Rental                 302.26
   08/26/1999            30061                      Xerox Corporation                       Equipment Rental                 338.66
   08/26/1999            30062                   Crystal Image Graphics                    Product Packaging                 672.00
   08/27/1999            30063                       Federal Express                            Postage                      128.75
   08/27/1999            30064                    Health Plan of Florida                    Health Insurance               4,446.48
   08/30/1999            30065                       Federal Express                            Postage                       13.50
   08/30/1999            30066                    DHL Worldwide Express                       Freight Out                  1,166.00
                         30067                            Void                                                                 0.00
                         30068                            Void                                                                 0.00
                         30069                            Void                                                                 0.00
                         30070                            Void                                                                 0.00
                         30071                            Void                                                                 0.00
                         30072                            Void                                                                 0.00
                         30073                            Void                                                                 0.00
   08/30/1999            30074                          Rob Cohen                         Product Development                 68.00
   08/30/1999            30075                          Walgreens                         Product Development                 12.52
   08/30/1999            30076                       Federal Express                            Postage                       13.50
   08/30/1999            30077                    DHL Worldwide Express                       Freight Out                    801.70
   08/30/1999            30078                  Silverman/Korenthal & Co                Fees & expenses for DIP           11,000.00
   08/30/1999            30079                       Kruse Graphics                        Product Packaging                 805.00
                         30080                            Void                                                                 0.00
   08/04/1999        Wire Transfer               Republic National Bank                         Payroll                   27,500.00
   08/12/1999        Wire Transfer               Republic National Bank                         Payroll                   16,000.00
   08/18/1999        Wire Transfer                  CF Motor Freight                          Freight Out                    237.42
   08/18/1999        Wire Transfer               Republic National Bank                         Payroll                   16,000.00
   08/26/1999        Wire Transfer               Republic National Bank                         Payroll                   14,000.00
                                                                                                                    ----------------

                                                                             TOTAL                                       191,357.47
                                                                                                                    ================



                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


TAXES PAID DURING THE MONTH

           Date                                Description                                 Amount
        08/06/1999                                Payroll Taxes                             6,360.22
        08/13/1999                                Payroll Taxes                             3,749.80
        08/20/1999                                Payroll Taxes                             3,592.16
        08/27/1999                                Payroll Taxes                             3,442.92
                                                                                ---------------------

                                              Total                                        17,145.10
                                                                                =====================

All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                               TAXES OWED AND DUE


All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning JULY 29. 1999 and ending AUGUST 31, 1999


Name of Officer or Owner                  Title                  Amount Paid

Ben Cohen                                 President              16,975.00

Marty Epstein                             CFO                     6,153.84




                                                       PERSONNEL REPORT


                                                                               Full Time                      Part Time
Number of employees at beginning of period                                            26                              4
Number hired during the period                                                         1
Number terminated or resigned during period                                           12                              1
                                                                      --------------------------------------------------
Number of employees on payroll at end of period                                       15                              3
                                                                      ==================================================



                            CONFIRMATION OF INSURANCE

     Carrier                  Agent & Phone Number          Policy No            Coverage Type     Expiration Date  Date Premiun Due
Reliance Insurance       Seitlin - 305-513-5989             BIND351191          Umbrella             05/04/2000     4th of ea. month
Fireman's Fund           Seitlin - 305-513-5989             W 15 WZP 80796171   Worker's Comp        01/01/2000     Paid until audit
Gulf Insurance Co        Seitlin - 305-513-5989             GA0431539           Dir. & Officers Lia  12/22/1999     22nd of ea. Mo.
Reliance Insurance       Seitlin - 305-513-5989             BIND351192          Property/Gen Lia     05/04/2000     4th of ea. month
General Accident         Seitlin - 305-513-5989             CZC443258           Ocean Cargo          05/04/2000     4th of ea. month
Aetna U.S.Health         MBS Benefit Planning 954-489-0849  262606-058-00000    Health Insurance      Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 000         Health Insurance      Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 001         Health Insurance      Perpetual     1st of ea. Month
Jefferson Pilot          MBS Benefit Planning 954-489-0849  55335               Disability            Perpetual     1st of ea. Month
Protective Dental Care   MBS Benefit Planning 954-489-0849  218866              Dental Insurance      Perpetual     10th of ea Month
